UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12

                              ATHANOR GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                               ATHANOR GROUP, INC.
                           921 East California Street
                            Ontario, California 91761
                                 (909) 467-1205




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2000

--------------------------------------------------------------------------------


To the Shareholders of ATHANOR GROUP, INC.


           You are cordially invited to attend the Annual Meeting of Shareholders of Athanor Group, Inc., a California corporation (the "Company"), which will be held at Gold Canyon Resort, 6100 South Kings Ranch Road, Apache Junction, Arizona, at 5:00 p.m. to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

         1. To elect a board of five (5) directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

           Shareholders of record of the Company's Common Stock at the close of business on March 31, 2000, the Record Date fixed by the Board, are entitled to notice of and to vote at, the Meeting.

           THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED.

                                         By order of the Board of Directors



                                         /S/ DUANE L. FEMRITE
                                         --------------------
                                         Duane L. Femrite
                                         President


Ontario, California
April 7, 2000

                               ATHANOR GROUP, INC.
                           921 East California Street
                            Ontario, California 91761
                                 (909) 467-1205

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                 ---------------

           Approximate Date Proxy Material First Sent To Shareholders:

                                  April 7, 2000


--------------------------------------------------------------------------------


           The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Athanor Group, Inc. (the "Company") to be held on May 11, 2000, and any adjournment or adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.




                     SOLICITATION AND REVOCATION OF PROXIES


           A form of proxy is being furnished by the Company to each common shareholder, and, in each case, is solicited on behalf of the Board of Directors (the "Board") of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting material to their principals. Members of the management of the Company may solicit some shareholders in person, or by telephone, or by telegraph, following solicitations of this Proxy Statement, but will not be separately compensated for such solicitation services.

           Proxies duly executed and returned by common shareholders and received by the Company before the Meeting and not revoked will be voted: FOR the election of all five (5) of the nominee-directors specified herein unless contrary choices are specified. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he, in his discretion, may deem advisable. The person named as proxy was selected by the Board of the Company.

           If any shareholder gives notice at the Meeting prior to commencement of voting that the shareholder intends to cumulate his or her votes, then the directors shall be elected by the cumulative voting method. In such event, the shareholders shall have the right to cast that number of votes equal to the number of shares which they hold multiplied by the number of directors to be elected by them; i.e., for the purpose of this election, five votes for each share. Each shareholder may cast the whole number of votes for one candidate, or distribute them among two or more candidates. The person named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

           Your execution of the enclosed proxy will not affect your rights as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.




                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


           As adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000, the Company had outstanding 703,200 shares of common stock (the "Common Stock") as of the close of business on March 31, 2000 (the "Record Date"). Only holders of Common stock of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held by him/her, except that in the selection of directors, each holder of Common Stock has cumulative voting rights. Voting on all matters, other than election of directors, submitted for approval by the shareholders at the Meeting will be on a noncumulative basis.

           There are no other classes of voting securities of the Company other than the Common Stock. Representation at the Meeting by the holders of the majority of the outstanding shares of Common Stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

           The following table sets forth, as of the Record Date, information concerning: (a) beneficial ownership of voting securities of the Company by persons who are known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (b) beneficial ownership of voting securities of the Company by each director, nominee for director, and by all directors and officers as a group; and (c) the percentage of the total votes held by each person or group described in subparagraphs (a) and (b) immediately above.


                                               AMOUNT AND PERCENTAGE OF
                                               BENEFICIAL OWNERSHIP (4)
  TITLE      NAME AND ADDRESS OF             NUMBER OF            PERCENT OF
 OF CLASS      BENEFICIAL OWNER               SHARES               CLASS
--------------------------------------------------------------------------------

 Common      Gregory J. Edwards (3)          11,000                 1.6%
 Stock       2208 Faircloud Lane
             Edmond, Oklahoma  73034

 Common      Duane L. Femrite (3)           101,900                14.5%
 Stock       921 East California Avenue
             Ontario, California  91761

 Common      Edmund R. Knauf, Jr. (3)        41,600                 5.9%
 Stock       1516 North 2nd Street
             Sheboygan, Wisconsin 53081

 Common      Richard A. Krause (2) (3)      138,400                19.7%
 Stock       921 East California Avenue
             Ontario, California  91761

 Common      Robert W. Miller (1) (3)        89,500                12.7%
 Stock       921 East California Avenue
             Ontario, California  91761


 Common      All Officers and Directors     382,000                54.3%
 Stock       as a Group (5 persons) (3)

-----------------------------------
 (Footnotes on next page)

           All shares are owned either directly or beneficially by the owner named in the table except as otherwise indicted in a footnote below.

           Percentages of class are based on the number of shares of Common Stock outstanding on March 1, 2000. There were 703,200 shares of Common Stock outstanding on March 1, 2000.

           None of the officers or directors of the Company, except as noted below, has options to acquire any shares of Common Stock of the Company. Messrs. Femrite, Knauf, Krause and Miller are the only persons known to the Company to beneficially own more than five percent (5%) of its Common Stock.

           The Company knows of no contractual arrangements that may at a subsequent date result in a change in control of the Company.

-----------------------------
           (Footnotes)

(1) Does not include 12,000 shares of Common Stock owned by Mr. Miller's father as to which Mr. Miller disclaims beneficial ownership.

(2) Includes 128,400 shares of Common Stock owned by The Krause Family Irrevocable Trust.

(3) Includes shares of common stock that can be acquired by exercise of vested and exercisable stock options within 60 days of March 1, 2000, as follows: Gregory J. Edwards - 3,000 shares, Duane L. Femrite - 7,500 shares, Edmund R. Knauf, Jr. - 2,000 shares, Richard A. Krause - 10,000 shares, Robert W. Miller - 7,500 shares; all Officers and Directors as a group - 30,000 shares.

(4) As adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000.




                      NOMINATION AND ELECTION OF DIRECTORS


           The Company's directors are to be elected at each annual meeting of shareholders. The Company's Bylaws authorize between three (3) and seven (7) directors, the exact amount to be determined by the Board. At this Meeting FIVE
(5) directors, making up the entire membership of the Board of the Company, are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting are set forth in the table below and are all recommended by management of the Company. Each of the nominees has consented to serve as a director if elected.

           In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board.

           The FIVE nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of shareholders and until their successors are elected and qualify. Subject to certain exceptions specified below, holders of Common Stock of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes as determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes as they so determine for one person or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the

Meeting, prior to the voting, of the shareholder's intention to cumulate his/her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board. Accordingly, the person named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

           The following tables list the nominees for election as directors and shows certain information concerning each nominee, including the number of shares of Common Stock of the Company beneficially owned, directly or indirectly, by such nominee as of the Record Date:


                                  Principal                             Director
     Name                        Occupation                     Age       Since
--------------------------------------------------------------------------------

Gregory J. Edwards          CASS Holdings, L.L.C.               55        1990
                            Chairman &
                            Chief Executive Officer

Duane L. Femrite            President, Co-Chief Executive       55        1985
                            Officer, Chief Financial Officer
                            of the Company

Edmund R. Knauf, Jr.        Consultant & Investor               57        1997

Richard A. Krause           Vice President of the Company,      64        1992
                            President, Alger Manufacturing
                            Company, Inc.

Robert W. Miller            Chairman of the Board, Co-Chief     57        1976
                            Executive Officer, Secretary of
                            The Company

================================================================================

                                Number of Shares                  Percent
                                        of                            of
     Nominee (1)             Common Stock (2)(5)(6)                Class
--------------------------------------------------------------------------------

Gregory J. Edwards                    11,000                           1.6%

Duane L. Femrite                     101,900                          14.5%

Edmund R. Knauf, Jr.                  41,600                           5.9%

Richard A. Krause                    138,400   (4)                    19.7%

Robert W. Miller                      89,500   (3)                    12.7%


================================================================================
           (Footnotes on next page)

------------------
(Footnotes)

(1) The Company has a nominating committee for directors of the Board. Management's nominees for election as directors at the Meeting were recommended by the Nominating Committee and approved by the Board of the Company.

(2) All shares are owned directly by the director named in the table except as otherwise indicated in a footnote below.

(3) Does not include 12,000 shares of Common Stock owned by Mr. Miller's father as to which Mr. Miller disclaims beneficial ownership.

(4) Includes 128,400 shares of Common Stock owned by The Krause Family Irrevocable Trust.

(5) Includes shares of common stock that can be acquired by exercise of vested and exercisable stock options within 60 days of March 1, 2000, as follows: Gregory J. Edwards - 3,000 shares, Duane L. Femrite - 7,500 shares, Edmund R. Knauf, Jr. - 2,000 shares, Richard A. Krause - 10,000 shares, Robert W. Miller - 7,500 shares; all Officers and Directors as a group - 30,000 shares.

(6) As adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000.


           Listed below are descriptions of the business experience for at least the past five years for each director and officer listed in the preceding table. Unless otherwise described below, none of the following persons (i) is related in any way, or (ii) has been involved in certain legal proceedings in the past five years.

GREGORY J. EDWARDS    Chairman and Chief Executive Officer of CASS Holdings,  L.L.C.  ("CASS") since January 1993.
                      CASS owns several manufacturing and service companies:  CASS Polymers, Inc. (a subsidiary of
                      CASS) owns Ad-Tech  Plastic  Systems Corp., a producer of polymer systems for the aerospace, automotive,  construction  and  marine  industries  and owns  Milamar  Coatings,  L.L.C.,  a producer of epoxy coating  products used in the  industrial  and  commercial  seamless floor coating  business;  CASS Services,  L.L.C.,  a government  contractor  involved with surface preparation  and re-coating for U.S. Naval ships and portable  landing mats; CASS Financial,
                      L. L. C., an equipment  leasing company.  Between  July 1991 and  January 1993,  Mr. Edwards was self-employed as a financial consultant and investor.  Previously,  he was an investment banker with Stephens, Inc. of Little Rock, Arkansas from mid-1990 to July 1991.

DUANE L. FEMRITE      President,  Co-Chief  Executive  Officer of the  Company  since  May 1999,  Chief  Executive
                      Officer from  April 1995  to May 1999,  and Chief  Financial  Officer  since  December 1982.
                      Director of the Company since December 1985.  Mr. Femrite is a Certified Public Accountant.

                                       7




EDMUND R. KNAUF, JR.  Currently  self-employed  as a consultant  and investor.  From 1972 to August 1997 worked in various  positions  for Ametek  Inc, a global  manufacturer  of  electrical  and  electronic products engineered for niche markets,  including Vice President of Business Development for the  Filtration  Group from April 1996 to August 1997 and as Corporate  Vice  President  and
                      General Manager of several Ametek Inc. divisions from 1990 to 1996.

RICHARD A. KRAUSE     Director  and Vice  President  of the  Company  since  December 1992.  President  and  Chief
                      Operating Officer of Alger Manufacturing Company, Inc. since 1987.

ROBERT W. MILLER      Chairman of the Board  since  1976.  Chief  Executive  Officer of the  Company  from 1976 to
                      April 1995,  Co-Chief Executive Officer from May 1999 to present,  Corporate Secretary since
                      April 1995.  Director of Core Software  Technology  from  September 1991  to April 1998  and
                      September 1999 to present.



           Directors of the Company are elected annually. The present term of office of each director will expire at the next annual meeting of shareholders of the Company or at such time as his successor is duly elected and qualifies.




                          TRANSACTIONS WITH MANAGEMENT


           The Company is a shareholder of Core Software Technology, a California corporation ("Core"), owning 462,567 shares, as of October 1999, of the issued and outstanding common stock of Core, representing approximately 13.2% of the issued and outstanding shares of Core's capital stock (assuming the options to purchase additional shares of the capital stock of Core owned by the Company and others are not exercised). The Company also has 297,827 options and warrants at $3 per share to purchase additional shares of common stock of Core, representing approximately 3.2% of the outstanding options and warrants.

           Core is the developer and marketer of an on-line geospatial (image, cartographic, & demographic) information indexing and distribution system and service, known as ImageNet. Core develops and distributes proprietary client-server and application software but primarily uses its software products as a delivery vehicle for ImageNet services. Through the global implementation of ImageNet, Core seeks to control the channel for distribution of geospatial information products worldwide. As a single source access vehicle for such information, the value and utility of ImageNet is a function of content.

           Core is attempting to build a worldwide, on-line database and distribution infrastructure consisting of commercial and public data providers, existing international distributors, satellite ground receiving stations, and value added companies. ImageNet addresses the information access requirements of an international public policy movement to maximize the benefits of existing scientific and geographic information and analysis tools.

           The Company has made outstanding loans in the principal amount of $685,622 to Core through October 31, 1999. All but $35,000 of the outstanding balance had been reserved. During Fiscal 2000 Core has repaid $247,753 of the outstanding loans.

           Mr. Miller entered into a consulting agreement with Core and assigned the consulting fees to R&D Financial (R&D), a California general partnership of which Messrs. Miller and Femrite are the general partners. The consulting agreement began on January 1, 1995 and ended July 31, 1998, wherein Mr. Miller agreed to provide services to Core relating to financial, investor, capital raising, litigation and general business matters arising out of Core's on-going restructuring, recapitalization and financing efforts. As of October 31, 1999, Core owes $140,745 to R&D in connection with said consulting agreement. No fees were paid by Core to R&D during 1999.

           Mr. Miller served as Secretary and Director of Core from September 1991 to April 1998 and Director from May 1999 to present. Mr. Miller has assigned the right to receive any fees as a Director of Core to R &D. During 1999 R&D received no Director fees from Core. Mr. Miller has a beneficial ownership interest in 8,813 shares of the common stock of Core as well as options and warrants to purchase 54,310 shares of the common stock of Core at exercise prices ranging from $3 to $8.25 per share. Mr. Femrite has a beneficial ownership interest in 33,347 additional shares of the common stock of Core as well as options to purchase 3,697 shares of the common stock of Core at $5.50 per share. The above beneficial stock ownership takes into account stock that was previously owned by R&D.

           During 1999, the Company invested an additional $100,000 in Fluid Light Technologies, Inc. (FLT), bringing its total investment to $200,000. FLT is in the business of developing, manufacturing and marketing systems to control the motion or flow of light through neon glass tubes. FLT made a product rollout in late fall of 1999 and has begun selling its products in January 2000. The Company owns 512,597 shares of Preferred Stock representing an ownership interest of approximately 5.8% after the closing of FLT's Private Placement in October 1999. Mr. Miller is a director of FLT.

           Prior to 1999 the Company made investments totaling $146,000, as a limited partner, in California South Pacific Investors (CSPI) a California Limited Partnership. CSPI, through its wholly owned companies, has developed and patented biochemical product-identifying barcodes for detecting harmful bacterial pathogens in meats, poultry and dairy products. Mr. Femrite is one of five General Partners in CSPI. Messrs. Femrite, Knauf, Krause and Miller are Limited Partners in CSPI.

           In January 1996 the Internal Revenue Service ("IRS") served Mr. Miller with a Notice of Federal Tax Lien with respect to approximately $400,000 in taxes and penalties purportedly owed by Image Data Corp.(IDC), the predecessor company to Core. In connection therewith, the IRS has collected approximately $36,000 from Mr. Miller and currently collects $500 per month. In connection with Core's acquisition of the assets of IDC, Core agreed to indemnify and hold Mr. Miller harmless from and against any liabilities relating to or arising out of IDC's business, including taxes and penalties owed by IDC to the IRS. In connection with such indemnity, Core reimbursed Mr. Miller in the approximate amounts of $23,000 during 1997 and $12,000 in 1999. Mr. Miller anticipates that any additional funds collected by the IRS, in conjunction with such levy, may ultimately be reimbursed by Core.

           The Company has made loans to Mr. Miller beginning in 1995. The current loan outstanding, including principal and interest, as of October 31, 1999, is $62,512.27. The note, which was due on January 28, 2000, has been extended to January 31, 2001, by the Board of Directors of the Company. The loan bears interest at the rate of 10% per annum and is secured by 20,000 shares of common stock (adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000) of the Company owned by Mr. Miller.



                     REMUNERATION OF OFFICERS AND DIRECTORS


EXECUTIVE COMPENSATION

           The following table sets forth all plan and non-plan compensation awarded to, earned by, or paid to the Company's four most highly compensated executive officers, each of whose annual salary and bonus was in excess of $100,000 and to the Company's Chief Executive Officer regardless of compensation level, for services to the Company during the three fiscal years ended October 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL     LONG TERM COMPENSATION
                                        COMPENSATION         AWARDS
   NAME AND PRINCIPAL                                      UNDERLYING
                                                           SECURITIES     ALL
      POSITION                 YEAR   SALARY      BONUS    OPTIONS (2) OTHER (1)
--------------------------------------------------------------------------------
                                        $          $         #          $

Duane L. Femrite               1999   157,243    15,000     3,750     4,000
   President, Co-Chief         1998   149,615    25,000    15,000     4,000
   Executive Officer and       1997   144,192    25,000      --       2,949
   Chief Financial Officer

Richard A. Krause              1999   169,243    24,244    10,000     4,000
   Vice President and          1998   161,615    44,985    15,000     3,329
   President of Alger          1997   156,423    35,063      --       3,750
   Manufacturing Co., Inc.

Robert W. Miller               1999   157,578    15,000     3,750     1,600
   Chairman of the Board       1998   150,066    25,000    15,000     1,600
   Co-Chief Executive Officer  1997   144,270    25,000      --       1,500
   Corporate Secretary
                                       10



-------------
(Footnotes)

(1) Other compensation includes contributions made to the Company's 401-K Plan. Does not include use of automobile paid for by the Company.

(2) As adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000.



                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

           (A)        (B)           (C)             (D)             (E)
          NAME     NUMBER OF       % OF           EXERCISE        EX-DATE
                   SECURITIES      TOTAL             OR              **/
                   UNDERLYING     OPTIONS/SARS      BASE
                  OPTIONS/SARS      GRANTED        PRICE
                    GRANTED       TO EMPLOYEES      */
                     ***/           IN FY98

--------------------------------------------------------------------------------

Duane Femrite      3,750           21%            $  3.32     December 10, 2006
Richard Krause    10,000           58%            $  3.32     December 10, 2006
Robert Miller      3,750           21%            $  3.32     December 10, 2006

*/ Equals the closing market price for the underlying security on the date of the grant of options as adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000.

**/ The date of grant for each of the foregoing options was December 10, 1998. No option could be exercised, in whole or in part, during the first six (6) months from the date of grant. Thereafter, 20% of each of the options was exercisable on June 10, 1999; 20% was exercisable on December 10, 1999; 30% is exercisable on December 10, 2000; and 30% is exercisable on December 10, 2001.

***/ As adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000.

           None of the foregoing option grants was exercised during the fiscal year ended October 1999.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth information concerning the number and value of exercised and unexercised options held by the following executive officers on October 31, 1999. None of these executive officers exercised options to purchase common stock during fiscal year 1999.

                                                 NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                     SHARES                          OPTIONS AT             AT FISCAL YEAR END
                  ACQUIRED ON      VALUE      FISCAL YEAR END(#)(3)            ($)(1)(2)(3)
                                              ----------------------------------------------------
NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE  UNEXERCISED     EXERCISABLE  UNEXERCISED
----              -----------   -----------   -----------  -----------     -----------  -----------

Duane L. Femrite      0             $0          6,750        12,000         4,995          8,880
Richard A. Krause     0             $0          8,000        17,000         5,920         12,580
Robert W. Miller      0             $0          6,750        12,000         4,995          8,880

-----------------
(Footnotes)

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's common stock on October 31, 1999. The closing bid price of the Company's common stock on that day, as adjusted for the reverse stock split, on the OTC Bulletin Board was $4.06. Options are in-the-money if the market value of the shares covered by the option is greater than the option exercise price.

(2)      Future exercisability is subject to a number of factors.

(3) As adjusted to reflect the Company's recent 1 for 2 reverse split of its shares of common stock, effective January 31, 2000.


EMPLOYMENT AGREEMENTS

           Effective January 1, 1991, the Company entered into written employment agreements with Robert W. Miller, as Chairman of the Board and Chief Executive Officer, and Duane L. Femrite, as President, Chief Operating Officer, Chief Financial Officer, and Secretary of the Company. Effective January 1, 1993, Alger entered into a written agreement with Richard A. Krause as President and Chief Operating Officer. Each of the employment agreements is identical as to its terms except for the description of the duties that each employee is to provide.

           Each agreement is for an initial term of five (5) years, renewable automatically for additional one (1) year periods unless either the employee, the Company, or Alger wishes to terminate it. The employment agreements for Robert W. Miller, Duane L. Femrite and Richard A. Krause were automatically renewed on January 1, 2000, for an additional year.

           The agreements provide that the salaries of the employees shall be determined by the Board of Directors but may not be less than the salary paid in the preceding year. Each employee shall be entitled to the use of an automobile at the Company's expense and shall be entitled to all benefits and perquisites available to the Company's other employees.

           If the agreement terminates because of the death of the employee, then the employee's heirs and/or successors shall continue to receive the employee's salary, monthly, for a period of twelve (12) months. If the agreement should terminate for any reason other than cause or death of the employee, including, without limitation, employee's voluntary termination, the Company shall pay the employee a lump sum payment equal to employee's then monthly salary multiplied by the number of years during which the employee was employed by the Company, or Alger, as the case may be, prorated for any partial year of employment. Payment is limited to twenty-four (24) years of employment.

           The agreements permit the employee to engage in other employment or business opportunities provided that such outside activities do not interfere with employee carrying out his duties to the Company, are not competitive with the Company, and do not result in employee breaching any of his fiduciary obligations to the Company or its shareholders.

DIRECTORS' REMUNERATION
-----------------------

           Outside Directors are to receive an annual honorarium of $5,000 per year and $600 per meeting attended. The Board has a Nominating Committee that is charged with the responsibility of nominating a slate of candidates to serve as directors of the Company. Outside directors on the Compensation Committee, Audit Committee, and Nominating Committee receive $100 for each meeting attended when such committee meetings are held on a day that the full Board does not meet. The Audit Committee, Nominating Committee, and Compensation Committee met once in 1999.


                              SHAREHOLDER PROPOSALS

           Shareholders who wish to present proposals for action at the 2001 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals of shareholders intended to be presented at the 2001 Annual Meeting (a) must be received by the Secretary no later than December 21, 2000, for inclusion in next year's proxy statement and proxy card, and (b) must satisfy the applicable conditions established by the Securities and Exchange Commission for shareholder proposals.


      COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. To the Company's best knowledge, all the Company's directors, executive officers, and persons owning more than 10% of the Company's Common Stock filed all required reports required by section 16 (a) on a timely basis.

                          ANNUAL REPORT TO SHAREHOLDERS

           The Company's Annual Report to shareholders for the fiscal year ended October 31, 1999 (the "Annual Report"), which includes audited financial statements and schedules thereto, is being mailed with this Proxy Statement to stockholders as of the Record Date. The Annual Report to the shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                  OTHER MATTERS

           The Management of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.


                     FORM 10-KSB AND EXHIBITS TO FORM 10-KSB

         Copies of the Company's Form 10-KSB and the exhibits to the Company's Form 10-KSB for the fiscal year ended October 31, 1999, as filed with the Securities and Exchange Commission, will be furnished to any person from whom the accompanying proxy is solicited upon written request to the Company's Secretary at Athanor Group, Inc., 921 East California Street, Ontario, California 91761. A copying charge of $.25 per page will be made for each page of the exhibits requested.



                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /S/ DUANE L. FEMRITE
                                    --------------------
                                    Duane L. Femrite
                                    President

Ontario, California
April 7, 2000








           SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

PROXY                          ATHANOR GROUP, INC.
                           921 East California Avenue
                            Ontario, California 91761

           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Duane L. Femrite as Proxy, with the power to appoint his substitute and with full power to act alone, and hereby authorizes him to represent and vote as designated below, all the shares of Common Stock of Athanor Group, Inc. held of record by the undersigned on March 31, 2000 at the Annual Meeting of Shareholders to be held on May 11, 2000. If authority to vote the shares is granted by the undersigned, the shares may be voted cumulatively by the proxy holder for less than all the nominees for director.

1.  ELECTION OF DIRECTORS:

    |_|  FOR all nominees listed below      |_|  WITHHOLD AUTHORITY to vote
         (except as marked to the                for all nominees listed below
          contrary below)


(INSTRUCTION: to withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

|_| Gregory J. Edwards   |_| Duane L. Femrite    |_| Edmund R. Knauf, Jr.
|_| Richard A. Krause    |_| Robert W. Miller

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1.



                                             Dated: ____________________, 2000


                                             _________________________________
                                                       Signature

                                             _________________________________
                                                  Signature if held jointly


                                        Please sign exactly as name appears to
                                        the left. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee, or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE